SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 11, 2000
                                                        ------------------

                               NOVOSTE CORPORATION
             (Exact name of registrant as specified in its charter)
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     Florida                            0-20727                  59-2787476
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     (State or other jurisdiction     (Commission              (IRS Employer
          of incorporation)           File Number)             Identification)

                  3890 Steve Reynolds Blvd., Norcross, GA 30093
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (770) 717-0904
                                                           --------------

          (Former name or former address, if changed since last report)

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Item 5. Other Events

      On September 11, 2000, the Registrant issued a press release announcing that its Beta-Cath(TM) System has been unanimously recommended for approval to treat patients suffering from in-stent restenosis by the Circulatory System Devices Panel of the Food and Drug Administration's (FDA) Medical Devices Advisory Committee. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      Exhibit 99.1 Press Release dated September 11, 2000.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 12, 2000


                                           NOVOSTE CORPORATION
                                           -------------------
                                             (Registrant)

                                       By: /s/ Edwin Cordell
                                           -------------------------------------
                                           Edwin Cordell
                                           Chief Financial Officer